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                                                                    Exhibit 99.1

              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

         I, Barry S. Sternlicht, the Chief Executive Officer of Starwood Hotels & Resorts Worldwide, Inc. ("Starwood"), certify that (i) the Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q2") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q2 fairly presents, in all material respects, the financial condition and results of operations of Starwood.

                                       /s/ Barry S. Sternlicht
                                       -----------------------
                                       Barry S. Sternlicht
                                       Chief Executive Officer
                                       Starwood Hotels & Resorts Worldwide, Inc.

                                       August 14, 2002